UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 30, 2008

Banc of America Funding 2008-1 Trust
(Exact name of issuing entity as specified in charter)

Banc of America Funding Corporation
(Exact name of depositor as specified in charter)

Bank of America, National Association
(Exact name of sponsor as specified in charter)

New York	333-148403	56-139-0085
(State or other jurisdiction of	(Commission File Number	(IRS Employer
incorporation of issuing entity)	of issuing entity)	Identification No. of
depositor)

214 North Tryon Street, Charlotte, North Carolina		28255
(Address of principal executive offices)		(Zip Code)

Depositor’s telephone number, including area code		(704) 386-4289

N/A
(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01                      (d).           Exhibits

(d)           Exhibits (executed copies):  The following execution copies of Exhibits to theForm S-3 Registration Statement of the Registrant are hereby filed:

5.1	Legality Opinion of Hunton & Williams LLP.

8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).

23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA FUNDING CORPORATION

By:	/s/ Scott Evans

Name:	Scott Evans

Title:	Senior Vice President

Date:  May 30, 2008

BANC OF AMERICA FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
5.1	Legality Opinion of Hunton & Williams LLP.	E
8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).	E
23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).	E